Metropolitan West Funds (the “Trust”)

Supplement dated August 27, 2021 to the

Prospectus dated July 29, 2021 (the “Prospectus”)

For current and prospective investors in the Metropolitan West AlphaTrak 500 Fund, the Metropolitan West Intermediate Bond Fund, the Metropolitan West Investment Grade Credit Fund, the Metropolitan West Low Duration Bond Fund, the Metropolitan West Strategic Income Fund, the Metropolitan West Total Return Bond Fund, the Metropolitan West Ultra Short Bond Fund, the Metropolitan West Unconstrained Bond Fund, the Metropolitan West Flexible Income Fund and the Metropolitan West Opportunistic High Income Credit Fund (each a “Fund” and together, the “Funds”)

Metropolitan West Asset Management, LLC, the investment adviser to each Fund (the “Adviser”), has announced that Tad Rivelle, one of the portfolio manager for the Funds, will retire from the Adviser at year-end. The remaining portfolio managers for those Funds will continue to have responsibility for managing the Funds after his retirement.

The Adviser has provided the following statement regarding Tad Rivelle’s retirement:

“We are writing today to provide you news on developments that we have long prepared for in the management of our business and the trusted oversight of our client portfolios. Committing ourselves as we have over the years to a team approach to managing assets, focused on process, we have tapped the collective best thinking of our investment professionals and established redundancies that serve the essential need for consistency of approach.

It is against this backdrop that we announce forthcoming changes to our Generalist team, first that Tad Rivelle, following nearly 35 years in the industry, will retire from Metropolitan West Asset Management, LLC, the Funds’ adviser, at year-end, and that Laird Landmann, Steve Kane and Bryan Whalen will continue as Generalist portfolio managers, with Steve and Bryan assuming Co-CIO roles for the Fixed Income team beginning in the fourth quarter 2021. The Specialist portfolio managers that comprise such a key element of our team and process, remain in place, and continue to guide the management of their sectors, supported by well-built out trading and research functions, in which TCW continues to make considerable commitments from a resource and systems standpoint.

Says Tad Rivelle: “We recognized very early on that asset management businesses are built on trust and competence. The enduring success of the team and of the TCW fixed income enterprise has been predicated not only on delivering the pattern of returns as represented but also on an unwavering commitment to transparency with our clients. I have had the pleasure and honor of working with a team of Specialist managers of unrivalled competence, led by a team of Generalists, for now some 20 to 30 years, who have first, last and always placed client interests above all else.”

As an additional dimension to these changes, longtime Senior Analyst to the Generalists Ruben Hovhannisyan has been promoted to a newly-established Associate Generalist position. Expectations are that these functions will scale over time, as a commitment to evergreen management and to building a deep bench of investment talent, as well as in response to business demands and emerging opportunities.

Naturally, change in our industry is one that brings with it plenty in the way of questions and we stand ready to address inquiries about this and all aspects of our business. We appreciate your ongoing partnership and look forward to those opportunities.”

Please retain this Supplement with your Prospectus for future reference.

LEGAL_US_W # 109241964.2